Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for fiscal year ended July 31, 2007 of Magnus International Resources Inc., a Nevada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Graham Taylor, President, CEO, Chief Financial Officer, Secretary, Treasurer and a director of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2007                                                                   /s/ Graham Taylor
                                                                                                 Graham Taylor, President, CEO, Chief
                                                                                                  Financial Officer and Director (Principal
                                                                                                  Executive Officer and Principal Financial
                                                                                                  Officer)